SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          EVEREST MEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441
                                 (612) 473-6262
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 27, 1999
                             -----------------------


TO THE SHAREHOLDERS OF EVEREST MEDICAL CORPORATION:

         Notice is hereby given that the Annual Meeting of the Shareholders of Everest Medical Corporation (the "Company") will be held on Tuesday, April 27, 1999, at 3:30 p.m. local time, at the Radisson Hotel and Conference Center, 3131 Campus Drive, Plymouth, Minnesota 55441, for the following purposes:

1. To elect four directors to serve for the ensuing year and until their successors are elected and qualified.

2.       To approve the Company's 1999 Employee Stock Purchase Plan.

3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on March 11, 1999 will be entitled to vote at the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, HOWEVER, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DECIDE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.


                                     By Order of the Board of Directors



                                     John L. Shannon, Jr.
                                     Chairman of the Board

March 25, 1999

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441
                              --------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1999
                              --------------------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Everest Medical Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, April 27, 1999, at 3:30 p.m. local time, at the Radisson Hotel and Conference Center, 3131 Campus Drive, Plymouth, Minnesota 55441, or at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of the Company's stock.

         Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy. The enclosed proxy, when properly signed and returned to the Company, will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposals will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.


         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this Proxy Statement, the Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about March 25, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 11, 1999 as the record date for determining shareholders entitled to notice of and to vote at the 1999 Annual Meeting. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 11, 1999, there were 7,618,167 shares of Common Stock (the "Common Stock"), 492,937 shares of Series A Convertible Preferred Stock, 637,273 shares of Series B 8% Convertible Preferred Stock, 410,906 shares of Series C 6% Convertible Preferred Stock and 471,500 shares of Series D 10% Convertible Preferred Stock (the Series A, Series B, Series C and Series D Convertible Preferred Stock are hereinafter collectively referred to as "Preferred Stock"), all of which have a par value of $.01, issued and outstanding. Each share of Common Stock and Preferred Stock is entitled to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class. Holders of Common Stock and Preferred Stock are not entitled to cumulate their votes for the election of directors.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 11, 1999 certain information regarding beneficial ownership of the Company's capital stock by: (i) each director and nominee of the Company; (ii) the executive officers named in the Summary Compensation Table; (iii) each person known by the Company to be the beneficial owner of more than 5% of any class of the outstanding capital stock; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each holder named or included in the group has sole voting and investment power with respect to the shares set forth opposite such holder's name.


                          SEE TABLE ON FOLLOWING PAGES

                                                            Series A                       Series B
                             Common Stock                   Convertible Preferred Stock    Convertible Preferred Stock
                             Beneficially Owned (1)(2)      Beneficially Owned             Beneficially Owned
                             -------------------------      -------------                  ------------------------------

                                                            -----
    Name (and Address of
    5% Owners) or                               Percent                       Percent                         Percent
    Identity of Group            Shares        of Class        Shares         of Class         Shares         of Class
--------------------------    ------------   ------------   ------------    ------------    ------------    ------------

David D. Koentopf                 65,000(3)        *             --              --              --              --

John L. Shannon, Jr.             402,823(4)       5.0%           --              --              --              --

Donald R. Brattain
15500 Wayzata Blvd.              233,423(5)       3.0%          40,000          8.1%           90,910          14.3%
Suite 626
Wayzata, MN  55391

Richard J. Migliori, M.D.         30,000(3)        *             --              --              --              --

Steven M. Blakemore               67,877(6)        *             --              --              --              --

Michael E. Geraghty               34,000(3)        *             --              --              --              --

Perkins Capital
  Management, Inc.             2,163,400(7)      28.4%           --              --             5,000            *
730 East Lake Street
Wayzata, MN  55391

John R. Albers
9400 North Central Expy          846,540         10.3%         412,937         83.8%          109,090          17.1%
Suite 1250
Dallas, TX  75231

Guidant Corporation
3200 Lakeside Drive              411,765          5.4%           --              --              --              --
Santa Clara, CA 95054

Aaron Boxer TTEE Aaron
  Boxer Rev Trust                321,454          4.1%           --              --            36,000           5.6%
7287 Sidonia Court
Boca Raton, FL 33433

Kenneth R. Parker
1250 - 11th St. SW               125,000          1.6%           --              --            50,000           7.8%
Willmar, MN  56201

Jeffrey A. Sowada
1151 Dunbar Way                   85,000(8)       1.1%           --              --              --              --
Mahtomedi, MN 55115

VBS General Partnership
445 Tigertail Road               125,000          1.6%           --              --            50,000           7.8%
Los Angeles, CA  90049

John O. Hanson
14116 Frontier Lane              130,000          1.7%           --              --            40,000           6.3%
Burnsville, MN  55337

Steven G. Loe SEP/IRA,
First Trust, TTEE               36,363             *             --              --              --              --
#4 Watertower Place
4300 Baker Road
Minnetonka, MN  55343

Jennifer J. Naegle TTEE
  Jennifer J. Naegle Rev        36,363             *             --              --              --              --
  Trust dtd 3/15/95
150 Bradley Place, #803
Palm Beach, FL  33408

Steve Romanek
3571 Hwy. 33 North              34,545             *             --              --              --              --
Cloquet, MN  55720

Paul A. Liedl
531 Mariner Drive               56,400             *             --              --              --              --
Bayport, MN  55003

James N. Owens TTEE
  James N. Owens Rev            40,000             *             --              --              --              --
  Trust
P.O. Box 2387
Port Aransas, TX  78373

All current executive          937,469(9)        11.0%         40,000           8.1%           90,910          14.3%
officers and directors as
a group (8 persons)

                                                               Series D
                               Series C                        Convertible Preferred
                               Convertible Preferred Stock     Stock
                               Beneficially Owned              Beneficially Owned
                               -----------------------------   ------------------


    Name (and Address of
    5% Owners) or                                Percent                    Percent
    Identity of Group              Shares        of Class       Shares      of Class
--------------------------      ------------   ------------  -----------  ----------

David D. Koentopf                    --             --           --            --

John L. Shannon, Jr.                 --             --           --            --

Donald R. Brattain
15500 Wayzata Blvd.                  --             --           --            --
Suite 626
Wayzata, MN  55391

Richard J. Migliori, M.D.            --             --           --            --

Steven M. Blakemore                  --             --           --            --

Michael E. Geraghty                  --             --           --            --

Perkins Capital
  Management, Inc.                   --             --           --            --
730 East Lake Street
Wayzata, MN  55391

John R. Albers
9400 North Central Expy              --             --        100,000        21.2%
Suite 1250
Dallas, TX  75231

Guidant Corporation
3200 Lakeside Drive                  --             --           --            --
Santa Clara, CA 95054

Aaron Boxer TTEE Aaron
  Boxer Rev Trust                 145,454         35.4%          --            --
7287 Sidonia Court
Boca Raton, FL 33433

Kenneth R. Parker
1250 - 11th St. SW                   --             --           --            --
Willmar, MN  56201

Jeffrey A. Sowada
1151 Dunbar Way                      --             --         25,000         5.3%
Mahtomedi, MN 55115

VBS General Partnership
445 Tigertail Road                 50,000         12.2%        25,000         5.3%
Los Angeles, CA  90049

John O. Hanson
14116 Frontier Lane                  --             --         50,000        10.6%
Burnsville, MN  55337

Steven G. Loe SEP/IRA,
First Trust, TTEE                  36,363          8.8%          --            --
#4 Watertower Place
4300 Baker Road
Minnetonka, MN  55343

Jennifer J. Naegle TTEE
  Jennifer J. Naegle Rev           36,363          8.8%          --            --
  Trust dtd 3/15/95
150 Bradley Place, #803
Palm Beach, FL  33408

Steve Romanek
3571 Hwy. 33 North                 34,545          8.4%          --            --
Cloquet, MN  55720

Paul A. Liedl
531 Mariner Drive                    --             --         50,000        10.6%
Bayport, MN  55003

James N. Owens TTEE
  James N. Owens Rev               10,000          2.4%        30,000         6.4%
  Trust
P.O. Box 2387
Port Aransas, TX  78373

All current executive                --             --           --            --
officers and directors as
a group (8 persons)

*        Less than 1% of the outstanding shares.

(1) Shares not outstanding, but deemed beneficially owned by virtue of the right of a holder or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such holder or group.

(2) Includes shares issuable upon conversion of Preferred Stock beneficially owned by such persons, which shares are also shown separately in the table.

(3) Represents shares that holder has the right to acquire pursuant to exercise of currently exercisable options.

(4) Includes 400,000 shares that Mr. Shannon has the right to acquire pursuant to currently exercisable options.

(5) Includes 60,000 shares that Mr. Brattain has the right to acquire pursuant to the exercise of currently exercisable options.

(6) Includes 67,000 shares that Mr. Blakemore has the right to acquire pursuant to currently exercisable options.

(7) Includes 1,663,400 shares held by Perkins Capital Management, Inc. ("Perkins Capital") on behalf of clients for which Perkins Capital acts as fiduciary and 500,000 shares owned by The Perkins Opportunity Fund (the "Perkins Fund"), for which Perkins Capital acts as investment adviser. Perkins Capital disclaims beneficial ownership of shares held by Perkins Fund. Perkins Capital has sole power to vote 735,500 of the shares, including the 500,000 shares owned by the Perkins Fund, and no power to vote the remaining 1,427,900 shares. The Company has relied upon information set forth in a Schedule 13G dated February 2, 1999 filed with the Securities and Exchange Commission by Perkins Capital and the Perkins Fund.

(8) Includes 60,000 shares held by Mr. Sowada's spouse and 5,000 shares held by Mr. Sowada as a trustee of a trust.

(9) Includes 729,750 shares which could be acquired upon currently exercisable options.


                              ELECTION OF DIRECTORS
                                  (Proposal #1)

Nomination

         The Bylaws of the Company provide that the Board shall consist of four members, or such other number as may be determined by the Board of Directors or by the shareholders, and the Certificate of Designation for the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") provides that the Board shall consist of not more than seven members as long as any shares of Series A Preferred Stock are outstanding. The Board of Directors has determined that the Board will consist of five members. Four directors of the Company will be elected at the Annual Meeting, and one seat on the Board will be left vacant as described in the following paragraph. Nominees to the Board of Directors are elected by a majority of the votes cast in person or by proxy, with the Common Stock and Preferred Stock voting together as a single class.

         The holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a single class, are entitled to elect one director. Pursuant to the terms of the Company's Articles of Incorporation, the holders of a majority of the outstanding shares of Series A Preferred Stock have the right to designate an individual for one directorship on the Company's Board of Directors. As of the date of this Proxy Statement, the Company has not been advised that the holders of a majority of the Series A Preferred Stock want to designate an individual as a nominee for election as a director at the 1999 Annual Meeting. A vacancy on the Board remains for this purpose.

         All of the nominees are members of the current Board of Directors and were elected at last year's Annual Meeting of Shareholders. If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the nominees will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

         In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

                       THE BOARD RECOMMENDS A VOTE FOR THE
                 ELECTION OF EACH OF THE NOMINEES LISTED BELOW.


Information About Nominees

         The following information has been furnished to the Company by the respective nominees for the directorships.

                                                                                            Director
Name                                 Age      Position                                        Since
----                                 ---      --------                                      -------
John L. Shannon, Jr.                 45       Chairman of the Board, President and             1993
                                              Chief Executive Officer
David D. Koentopf                    56       Director                                         1993
Donald R. Brattain                   58       Director                                         1991
Richard J. Migliori, M.D.            42       Director                                         1995

         John L. Shannon, Jr. has served as Chairman of the Board of the Company since May 1997 and as President and Chief Executive Officer since August 1993. Mr. Shannon was President and Chief Executive Officer of EdenTec Corporation, a medical device manufacturer, from May 1989 to June 1993. From November 1985 to May 1989, Mr. Shannon served in various capacities with Threshold Venture, Inc., a venture capital firm, most recently as President.

         David D. Koentopf has served as Chairman of the Board and Chief Executive Officer of Command Tooling Systems, LLC, a precision machining company, since May 1997. Mr. Koentopf was Chairman of the Board of the Company from May 1993 to May 1997 and Interim President and Chief Executive Officer from May 1993 through August 1993. From June 1985 to December 1992, he held various positions with LIFETOUCH Inc., a school photography and portrait company, most recently as President and Chief Executive Officer.

         Donald R. Brattain has been President of Brattain and Associates, LLC, an investment management company, since May 1985. Mr. Brattain is a director of Sunrise International Leasing Corporation, Harmony Brook, Inc. and Featherlite Mfg., Inc. Mr. Brattain was originally designated for election to the Board by Miller, Johnson & Kuehn, Incorporated pursuant to an Underwriting Agreement dated December 6, 1990 which arose from the Company's initial public offering.

         Richard J. Migliori, M.D. began serving as Vice President of United Health Care Corporation in March 1998. Dr. Migliori served as Chief Executive Officer of United Health Care of New England from September 1996 through February 1998. Dr. Migliori served as Senior Vice President and Chief Operating Officer of Health Systems Minnesota from August 1994 to September 1996 and as Staff Surgeon at Park Nicollet Medical Center from April 1989 until September 1996.

Board and Committee Meetings

         The Company's Board of Directors met four times and took action by unanimous written consent once during fiscal 1998. Each director attended 75% or more of the meetings of the Board of Directors and committees on which such director served during 1998.

         The Board of Directors has established a Compensation Committee which reviews general programs of compensation and benefits for all employees of the Company and makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers and directors. The Compensation Committee consists of David D. Koentopf and Donald R. Brattain. The Compensation Committee did not meet during 1998, but it took action by unanimous written consent four times during 1998.

         The Board of Directors has established a Stock Option Committee which administers the Company's Stock Option Plans and the Employee Stock Purchase Plan. The Stock Option Committee consists of David D. Koentopf and Donald R. Brattain. The Stock Option Committee did not meet during 1998, but it took action by unanimous written consent five times during 1998.

         The Board of Directors has established an Audit Committee which provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. David D. Koentopf and Donald R. Brattain are the current Audit Committee members, and the Audit Committee met once during 1998.

         The Board of Directors has not established a Nominating Committee.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued during each of the Company's last three fiscal years, to the Company's Chief Executive Officer and the executive officers whose salary and bonus exceed $100,000 for fiscal 1998 (the "Named Executive Officers").

                                                                                 Long Term Compensation
                                                                        -------------------------------------
                                                                                 Awards             Payouts
                                                                        -------------------------- ----------
                                           Annual Compensation
                                    ----------------------------------   Restricted                  LTIP        All Other
   Name and Principal      Fiscal                                          Stock                    Payouts    Compensation
           Position         Year    Salary ($)   Bonus ($)   Other ($)    Awards ($)    Options        ($)           ($)
-----------------------   --------  ----------   ---------   ---------    -------       -------    ---------  -------------
John L. Shannon, Jr.        1998      198,000        --         --           --           --          --            --
President and Chief         1997      150,000        --         --           --           --          --            --
  Executive Officer         1996      150,000        --         --           --           --          --            --

Steve M. Blakemore          1998      104,500        --         --           --           --          --            --
  Vice President,           1997       95,350        --         --           --         40,000        --            --
  Operations &              1996       84,750        --         --           --           --          --            --
  Engineering

Michael E. Geraghty         1998      102,500      11,530       --           --           --          --            --
  Vice President,           1997       93,750       3,650       --           --         65,000        --            --
  Sales & Marketing



Option Grants During 1998 Fiscal Year

         No stock options were granted during fiscal 1998 to the Named Executive Officers. The Company has not granted any stock appreciation rights.

Option Exercises During 1998 Fiscal Year and Fiscal Year-End Option Values

         No options were exercised by the Named Executive Officers during fiscal year 1998. The following table provides information as to the number and value of options held by the Named Executive Officers at December 31, 1998. The Company has no outstanding stock appreciation rights.

                                                                                                    Value of
                                                                      Number of                    Unexercised
                                                                     Unexercised                  In-the-Money
                                     Shares                           Options at                   Options at
                                    Acquired                      December 31, 1998             December 31, 1998
                                       on          Value             Exercisable/                 Exercisable/
    Name                           Exercise      Realized           Unexercisable               Unexercisable(1)
    -------------------           -----------    --------        -------------------           ------------------
    John L. Shannon, Jr.               --           --           400,000 exercisable             $0 exercisable
                                                                   0 unexercisable              $0 unexercisable

    Steven M. Blakemore                --           --            59,000 exercisable           $2,688 exercisable
                                                                 27,000 unexercisable           $0 unexercisable

    Michael E. Geraghty                --           --            18,500 exercisable             $0 exercisable
                                                                 46,500 unexercisable           $0 unexercisable


    (1) Value is calculated on the basis of the difference between the option exercise price and $1.688, the closing price for the Company's Common Stock at December 31, 1998, as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying the option.

Compensation of Directors

         The Company pays each director who is not an employee of the Company ("Non-Employee Director") $250 for each Board meeting attended. The Company also reimburses directors for out-of-pocket expenses incurred while attending meetings. In addition, Non-Employee Directors are automatically granted options under the 1997 Stock Option Plan to purchase 10,000 shares of Common Stock upon initial election and upon re-election at each annual meeting of shareholders; provided, however, that if a Non-Employee Director is initially elected by the Board or at a special shareholders' meeting, the number of shares shall be equal to 10,000 multiplied by the number of months from the date of the initial election to the next annual meeting, divided by 12. The automatic options have an exercise price per share equal to 100% of the fair market value of the Company's Common Stock on the date of grant and are immediately exercisable. The automatic options expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) seven (7) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve
(12) months of the death of such Non-Employee Director or on the date on which the option, by its terms, expires, whichever is earlier.

Employment Contracts and Termination of Employment Arrangements

         The Company entered into an employment agreement dated January 1, 1999 with John L. Shannon, Jr., the Company's President and Chief Executive Officer, for the period of January 1, 1999 to December 31, 2000. The agreement will continue on an at-will basis after December 31, 2000 if neither party has given notice to the other of his or its intent not to extend the agreement. The agreement provides for an annual base salary of $206,500 for 1999 and $215,000 for 2000. Mr. Shannon participates in a Management Incentive Program, whereby Mr. Shannon is eligible to receive a bonus of up to 15% of his base salary if the Company meets certain targets. The agreement provides for compensation in the event Mr. Shannon's employment with the Company is terminated under certain circumstances. Upon termination of employment for any reason other than for cause or voluntary resignation, in addition to any incentive compensation for the entire year in which the termination occurs, Mr. Shannon will receive severance equal to the greater of (i) his base salary through the employment term; and (ii) his annual base salary for one year, each payable in twelve (12) monthly installments following termination of employment. In addition, a severance payment of $215,000 shall be payable to Mr. Shannon if the Company does not elect to extend Mr. Shannon's employment for at least one year beyond

December 31, 2000. As part of the agreement, Mr. Shannon has agreed to a one-year non-compete provision following the termination of the agreement or any extension. If, while Mr. Shannon continues to be employed by the Company, the Company is acquired by another entity, either pursuant to a purchase of substantially all of the assets or the acquisition of 50% or more of the Company's outstanding capital stock, Mr. Shannon will be paid $250,000 by the acquiror.

Section 16(a) Beneficial Ownership Report Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1998, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements except that Dave Parins reported transactions on a Form 4 that was not timely filed.

Certain Transactions

         In June 1997, the Company obtained a line of credit with a bank, which line of credit was to expire in March 1999 and was secured by a standby letter of credit from John Albers, a principal shareholder of the Company. Mr. Albers had a security interest in all of the assets of the Company, subordinate only to senior debt. As consideration, the Company paid Mr. Albers $50,000 per year during the term of the Company's line of credit agreement, and Mr. Albers received a three-year warrant to purchase 25,000 shares of the Company's Common Stock at $2.50 per share. This line of credit was replaced with a new bank line of credit on February 28, 1999, and the security interest was terminated.

         On March 6, 1998, the Company sold 411,765 Shares of its Common Stock at $1.70 per share to Guidant Corporation pursuant to a Stock Purchase Agreement, pursuant to which transaction, Guidant became a principal shareholder of the Company. The Company has supplied Guidant with laparoscopy instruments pursuant to an agreement signed in 1992, which agreement was amended in 1997 to include versions of the Company's proprietary bipolar instruments for the emerging minimally invasive vascular and cardiovascular markets. Under the agreement, Guidant's purchases from the Company totaled $1,594,493 in 1998 and $597,094 in 1997.


                  APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN
                                  (Proposal #2)

General

         On February 2, 1999, the Board of Directors adopted, subject to shareholder approval, the Company's 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to Thomas F. Murphy, the Company's Vice President of Finance and Administration.

Description of the 1999 Employee Stock Purchase Plan

         Purpose. The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

         Eligibility. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. Generally speaking, all full-time and part-time employees (including officers) of the Company (or of those subsidiaries, if any, authorized by the Board from time to time) who have been employed by the Company (or a subsidiary) for at least 30 days and who are customarily employed for more than 20 hours per week are eligible to participate in any of the phases of the

Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. Currently, the only employee excluded from participation by this limitation is John L. Shannon, Jr., the Company's President. As of March 10, 1999, the Company had approximately 105 full-time and part-time employees eligible to participate.

         Administration; Term. The Stock Purchase Plan will be administered by the Compensation Committee. The Stock Purchase Plan gives broad powers to the Committee to administer and interpret the Stock Purchase Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase. The Stock Purchase Plan will terminate on November 30, 2009, unless the Board of Directors extends the term of the Plan.

         Options. Phases of the Stock Purchase Plan will commence on June 1 and December 1 of each year (or the first day of such other months as the Board may determine), except for the first phase which will commence on July 1, 1999 and end on November 30, 1999. Before the commencement date of the phase, each participating employee must elect to have a certain percentage of his or her compensation deducted during each pay period in such phase; provided, however, that the payroll deductions during a phase must not exceed 10% of the participant's compensation.

         The employee may decrease his or her payroll deduction percentage once during a phase. The employee may also request that any further payroll deductions be discontinued until the next phase, or may request a withdrawal of all accumulated payroll deductions.

         Based on the amount of accumulated payroll deductions made at the end of the phase, shares will be purchased by each employee at the termination date of such phase (generally 6 months after the commencement date). The purchase price to be paid by the employees will be the lower of the amount determined under Paragraphs A and B below:

         A. 85% of the closing price of the Company's Common Stock quoted by the Nasdaq SmallCap Market as of the commencement date of the phase; or

         B. 85% of the closing price of the Company's Common Stock quoted by the Nasdaq SmallCap Market as of the termination date of the phase.

         The closing price of the Company's Common Stock on March 10, 1999 was $1.53 per share.

         As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any amount not used to purchase shares will be carried over to the next phase, unless the employee requests a refund of that amount. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

         If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions will be refunded, without interest, after the end of the phase.

         Amendment. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's stockholders, if such approval is required to comply with Code Section 423, the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Act"), or other applicable federal or state laws.

         Shares Reserved. Under the Stock Purchase Plan, 150,000 shares of the Company's Common Stock are reserved for issuance during the duration of the Stock Purchase Plan. The Board of Directors shall equitably adjust the number of shares remaining reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

         Federal Income Tax Consequences of the Stock Purchase Plan. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

         Plan Benefits. Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

Vote Required

         The Board of Directors recommends that the shareholders approve the 1999 Employee Stock Purchase Plan. Approval of the Stock Purchase Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the Annual Meeting in person or by proxy with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

                        SELECTION OF INDEPENDENT AUDITORS
                                  (Proposal #3)

         The Board of Directors has approved the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1999 and to perform other appropriate accounting services. Although it is not required to do so, the Board of Directors wishes to submit the selection of Ernst & Young to the shareholders for ratification. The Board recommends a vote FOR ratification of Ernst & Young as independent auditors for the fiscal year ending December 31, 1999. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Ernst & Young. The ratification of Ernst & Young as independent auditors for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the selection of Ernst & Young is not ratified, the Board of Directors will reconsider its selection.

         The Company has requested and expects a representative of Ernst & Young to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.


                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Shareholder proposals intended to be included in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before November 5, 1999. Shareholder proposals intended to be presented at the next Annual Meeting but not included in the proxy materials will be considered untimely if received by the Company after February 8, 2000.


                                 OTHER BUSINESS

         The Company knows of no business that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                  ANNUAL REPORT

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 11, 1999, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: EVEREST MEDICAL CORPORATION, 13755 FIRST AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55441, ATTN:
SHAREHOLDER INFORMATION.


                                             By Order of the Board of Directors


                                             John L. Shannon, Jr.
                                             Chairman of the Board

                           Everest Medical Corporation
                         ANNUAL MEETING OF STOCKHOLDERS

                             Tuesday, April 27, 1999
                                    9:30 a.m.

                      Radisson Hotel and Conference Center
                                3131 Campus Drive
                               Plymouth, MN 55441

Everest Medical Corporation
13755 First Avenue North, Minneapolis, Minnesota 55441                    proxy

--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 27, 1999.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint John L. Shannon, Jr. and Thomas F. Murphy, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

The undersigned hereby appoints John L. Shannon, Jr. and Thomas F. Murphy, and each of them, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of voting stock of Everest Medical Corporation held of record by the undersigned on March 11, 1999, at the Annual Meeting of Shareholders to be held on April 27, 1999, or any adjournment thereof.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Everest Medical Corporation, c/o Shareowner Services, SM P.O. Box 64873, St. Paul, MN 55164-0873.

                         Please detach here

         The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1.  Election of directors: 01 David D. Koentopf    02 Donald R. Brattain        [ ] Vote FOR                [ ] Vote WITHHELD
                           03 John L. Shannon, Jr. 04 Richard J. Migliori, M.D.     all nominees                from all nominees
                                                                                    (except as withheld below)

(Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                -----------------------------------------------

2.  Approve Company's 1999 Employee Stock Purchase Plan.                   [ ]  For          [ ]  Against    [ ]  Abstain

3.  Ratify the appointment of Ernst & Young LLP as independent auditors    [ ]  For          [ ]  Against    [ ]  Abstain
    of the Company for the fiscal year ending December 31, 1999.

4. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and will grant authority to vote for all nominees named in Proposal 1 above. Please sign exactly as name appears below.

Address change?  Mark box  [ ]                     Dated:                 , 1999
                                                         -----------------
Indicate changes below:


                                    --------------------------------------------
                                    Signature(s) in Box (If there are co-owners both must sign) The signature(s) should be exactly as the name(s) appear printed to the left. If a corporation, please sign the corporation name in full by a duly authorized officer and indicate the office of the signer. When signing as executor, administrator, fiduciary, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a partnership, sign in the partnership name.

                           EVEREST MEDICAL CORPORATION
                        1999 EMPLOYEE STOCK PURCHASE PLAN


                        ARTICLE I - ESTABLISHMENT OF PLAN

1.01 Adoption by Board of Directors. By action of the Board of Directors of Everest Medical Corporation (the "Corporation") on February 2, 1999, subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under
         Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.

1.02 Shareholder Approval and Term. This Plan shall become effective upon its adoption by the Board of Directors and shall terminate November 30, 2009, unless terminated earlier by the Board of Directors pursuant to
         Article XVI; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan is adopted by the Board in the manner provided under Code Section 423 and the regulations thereunder; and provided, further that the Board of Directors may extend the term of the Plan for such period as the Board, in its sole discretion, deems advisable. In the event the shareholders fail to approve the Plan within twelve (12) months after the Plan is adopted by the Board, this Plan shall not become effective and shall have no force and effect, participation in the Plan shall immediately cease, all outstanding options shall immediately be canceled and all payroll deductions shall be returned to the Participants without interest. No shares of stock shall be issued to any Participant for any Phase unless and until the shareholders approve the Plan within such twelve-month period.


                              ARTICLE II - PURPOSE

2.01 Purpose. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.

                            ARTICLE III - DEFINITIONS

3.01 "Administrator" means the Board of Directors or such Committee appointed by the Board of Directors to administer the Plan. The Board or the Committee may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.

3.02 "Board of Directors" or "Board" means the Board of Directors of Everest Medical Corporation,

3.03 "Compensation" means the Participant's base compensation, excluding commissions, overtime and all bonuses.

3.04 "Corporation" means Everest Medical Corporation, a Minnesota corporation.

3.05 "Eligible Employee" means any employee who, as determined on or immediately prior to an Enrollment Period, is a United States full-time or part-time employee of the Corporation or one of its Subsidiaries, has been employed by the Corporation or Subsidiary for at least thirty
         (30) days prior to such Enrollment Period and is customarily employed for more than twenty (20) hours per week.

3.06 "Enrollment Period" means the period determined by the Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.

3.07 "Fiscal Year" means the fiscal year of the Corporation, which is the twelve-month period beginning January 1 and ending December 31 each year.

3.08 "Participant" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions, but shall exclude those employees subject to the limitations described in
         Section 9.03 below.

3.09 "Phase" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option was exercised, otherwise referred to as the termination date of the Phase.

3.10 "Plan" means the Everest Medical Corporation 1999 Employee Stock Purchase Plan.

3.11     "Stock" means the voting common stock of the Corporation.

3.12 "Subsidiary" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f) as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f) as the Board approves to participate in this Plan from time to time.


                           ARTICLE IV - ADMINISTRATION

4.01 Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

         (a) The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

         (b) The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;

         (c) The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and

         (d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.

                         ARTICLE V - PHASES OF THE PLAN

5.01 Phases. The Plan shall be carried out in one or more Phases of six (6) months each. Unless otherwise determined by the Administrator, in its discretion, Phases shall commence on June 1 and December 1 of each fiscal year during the term of the Plan; provided, however, that the first phase shall commence on July 1, 1999, and shall end on November 30, 1999. No two Phases shall run concurrently.

5.02 Limitations. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under Section 12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be canceled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions authorized by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions which otherwise would have been made on behalf of Participants shall be reduced accordingly.


                            ARTICLE VI - ELIGIBILITY

6.01 Eligibility. Subject to the limitations described in Section 9.03, each employee who is an Eligible Employee on or immediately prior to the commencement of a Phase shall be eligible to participate in such Phase. If, in the discretion of the Administrator, any Phase commences on a date other than June 1 or December 1, whether an employee is an Eligible Employee shall be determined on a date selected by the Administrator, which date shall be at least thirty (30) days prior to the commencement date of the Phase.

                           ARTICLE VII - PARTICIPATION

7.01 Participation. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the Plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase.

7.02 Subsequent Phases. An Eligible Employee who elects to participate in a Phase of a fiscal year shall be deemed to have elected to participate in each subsequent Phase unless such Participant elects to discontinue payroll deductions during a Phase or exercises his or her right to withdraw amounts previously withheld, as provided under Article X hereof. In such event, such Participant must complete a new Plan enrollment form and file such form with the Administrator during the Enrollment Period prior to the next Phase with respect to which the Eligible Employee wishes to participate.


                   ARTICLE VIII - PAYMENT: PAYROLL DEDUCTIONS

8.01 Enrollment. Each Eligible Employee electing to participate shall indicate such election on the Plan enrollment form and designate therein a percentage of such Participant's Compensation during each pay period during the Phase. Subject to the Participant's right to discontinue payroll deductions as provided in Section 10.02, such percentage shall be at least one percent (1%) but not more than ten percent (10%) of such Participant's Compensation to be paid during such Phase, or such other maximum percentage as the Administrator may establish from time to time. In order to be effective, such Plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.

8.02 Payroll Deductions. Payroll deductions for a Participant shall commence with the paycheck issued immediately after the commencement date of the Phase and shall terminate with the paycheck issued immediately prior to the termination date of that Phase, unless the Participant elects to discontinue payroll deductions or exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in Article X hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that dollar amount specified by the Participant in the Plan enrollment form.

         Unless the Participant elected to discontinue payroll deductions or exercised his or her right to withdraw all accumulated payroll deductions previously withheld during the preceding Phase (in which event the Participant must complete a new Plan enrollment form to continue participation for any subsequent Phase), the Corporation shall continue to withhold from such Participant's Compensation the same designated percentage specified by the Participant in the most recent Plan enrollment form previously completed by the Participant for all subsequent Phases; provided, however, that the Participant may, if he or she so chooses, discontinue or change his or her payroll deductions for any or all such subsequent Phases by properly completing a new Plan enrollment form during the Enrollment Period for such subsequent Phase and delivering such form to the Administrator by the due date for receipt of such forms for that Phase.

8.03 Change in Compensation During a Phase. In the event that the Participant's Compensation is increased or decreased during a Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is different from the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf, subject to the limitations in Article
         IX. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.

8.04 Decreases During a Phase. In addition to the right to discontinue or withdraw payroll deductions during a Phase as provided in Article X, a Participant may decrease the percentage of Compensation designated to be deducted as payroll deductions during a Phase (but not below 1%) by completing and filing such forms as the Administrator may require. Such decrease shall be effective with the next payroll period beginning after the date that the Administrator receives such forms and shall apply to all remaining Compensation paid during the Phase. The Participant may exercise the right to decrease his or her payroll deductions only once during each Phase.


                              ARTICLE IX - OPTIONS

9.01 Grant of Option. Subject to Article X, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section 9.03 hereof.

9.02 Option Price. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:

                  (a) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the commencement date of the Phase; or

                  (b) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the termination date of the Phase.

         In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

         If the Corporation's Stock is not listed on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange, then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase; or (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

9.03     Limitations. No employee shall be granted an option hereunder:

                  (a) Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

                  (b) If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code and the regulations thereunder shall apply.

                  (c) Which, if exercised, would cause the limits established by the Administrator under Section 5.02 to be exceeded.

9.04 Exercise of Option. Subject to a Participant's right to withdraw in the manner provided in Section 10.01, a Participant's option for the purchase of shares of Stock will be exercised automatically on the termination date of that Phase. However, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated by the Participant in his or her bookkeeping account during such Phase.

9.05 Delivery of Shares. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. The Corporation may, in its sole discretion, arrange with the Corporation's transfer agent or other authorized representative to establish, at the direction of the Participant, individual securities accounts to which will be credited that number of whole shares of Stock that are purchased upon such exercise, such securities account to be subject to such terms and conditions as may be imposed by the transfer agent or authorized representative.

         The shares of the Corporation's common stock to be delivered to a Participant pursuant to the exercise of an option under Section 9.04 of the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Administrator prior to the termination date of the Phase, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

         Any accumulated payroll deductions remaining after the exercise of the Participant's option shall be returned to the Participant, without interest, on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of next Phase; provided, however, that the Corporation may, under rules of uniform application, retain such remaining amount in the Participant's bookkeeping account and apply it toward the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01.


                            ARTICLE X - WITHDRAWAL OR
                     DISCONTINUATION OF PAYROLL WITHHOLDINGS

10.01 Withdrawal. At any time during the Phase, a Participant may request a withdrawal of all accumulated payroll deductions then credited to the Participant's bookkeeping account by completing and filing such forms as the Administrator may require. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed forms. As soon as administratively feasible after such payroll period, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant, without interest, and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new Plan enrollment form as provided in Section 8.02 above. If the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals of payroll deductions are not permitted. A participant may request a withdrawal once during a Phase.

         Notwithstanding the foregoing, in order to be effective for a particular Phase, the Participant's request for withdrawal must be properly completed and received by the Administrator on or before the date established by the Administrator for the Phase. Requests for withdrawal that are received after that due date shall not be effective and no withdrawal shall be made, unless otherwise determined by the Administrator.

10.02 Discontinuation. At any time during the Phase, a Participant may also request that the Administrator discontinue any further payroll deductions that would otherwise be made during the remainder of the Phase by completing and filing such forms as the Administrator may require on or before the date established by the Administrator for the Phase. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed forms. Upon the effective date of the Participant's request, the Corporation will discontinue making payroll deductions for such Participant for that Phase, and all future Phases, unless the Participant completes a new Plan enrollment form as provided above.


                     ARTICLE XI - TERMINATION OF EMPLOYMENT

11.01 Termination. If, on or before the termination date of any Phase, a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of retirement or death, the payroll deductions credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant, without interest, and any options granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions shall be made to the Participant as soon as administratively practicable following the Participant's termination of employment. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

         If the option lapses as a result of the Participant's death, any accumulated payroll deductions credited to the Participant's bookkeeping account will be paid to the Participant's estate, without interest. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions remaining after such exercise shall be paid by the Corporation to the Participant's estate.

         The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.

11.02 Subsidiaries. In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of
         Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.


                    ARTICLE XII - STOCK RESERVED FOR OPTIONS

12.01 Shares Reserved. One Hundred Fifty Thousand (150,000) shares of Stock, which may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said 150,000 shares may be adjusted in accordance with Section 14.01 hereof) are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

12.02 Rights as Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section 9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section
         14.01 hereof.


                   ARTICLE XIII - ACCOUNTING AND USE OF FUNDS

13.01 Bookkeeping Account. Payroll deductions for Participants shall be credited to bookkeeping accounts, established by the Corporation for each such Participant under the Plan. A Participant may not make any cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds. In no event shall Participants be entitled to interest on the amounts credited to such bookkeeping accounts.


                       ARTICLE XIV - ADJUSTMENT PROVISION

14.01 General. Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

         In the event of sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, at the time of adoption of the plan for such transaction, provide for one or more of the following:

         (a) The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article VIII hereof;

         (b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or

         (c) The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

         In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                   ARTICLE XV - NONTRANSFERABILITY OF OPTIONS

15.01 Nontransferability. Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime.

15.02 Nonalienation. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with Section 10.01.


                     ARTICLE XVI - AMENDMENT AND TERMINATION

16.01 General. The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall:

         (a) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);

         (b) modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or

         (c) materially increase the benefits accruing to Participants under the Plan;

         without the approval of the Corporation's shareholders, if such approval is required for compliance with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations.


                             ARTICLE XVII - NOTICES

17.01 General. All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation or the Administrator from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.

17.02 Financial Statements. Each Participant shall be provided, not less frequently than annually, with copies of the Company's audited financial statements.